Richard B. Fisher

President

Federated Government Income Securities, Inc.

President's Message

Dear Fellow Shareholder:

Federated Government Income Securities, Inc. was created in 1986, and I am pleased to present the fund's 14th Annual Report. Fund shareholders own U.S. government securities and receive income from U.S. Treasury bonds, Government National Mortgage Association issues, Federal Home Loan Mortgage Corporation issues, and Federal National Mortgage Association issues. These securities have minimal credit risk or default risk.1 The prices of all bonds, including U.S. government issues, are subject to interest rate changes--either up or down, negative or positive. Price changes in the market place affect the value of all bonds.

This report covers the 12-month period from March 1, 1999 through February 29, 2000. It begins with a discussion by the fund's portfolio manager, Kathy Foody-Malus, Vice President of Federated Investment Management Company. Kathy offers her views on today's interest rate environment, fund performance, and how your fund is invested in U.S. government securities. Following Kathy's discussion are three additional items of shareholder interest. First is a series of graphs that display the fund's long-term performance records, which is followed by a complete listing of the fund's holdings in U.S. government securities and the publication of the fund's financial statements.

During the 12-month reporting period covered by this report, the actions of the Federal Reserve Board (the "Fed") have caused all bond prices to decline, as Chairman Alan Greenspan directed a series of five interest rate increases in an attempt to cool the U.S. economy based on his fears of inflation and his long-standing concerns about the "exuberance in the stock markets." The fund's focus on mortgage backed securities, which offered a total return advantage over U.S. Treasuries, generated an attractive income stream for shareholders. A 20%-30% allocation to Treasuries with a focus on longer term issues offers the potential for future principal appreciation. Kathy is optimistic about the mortgage backed securities held by the fund because of their attractive current yields and a healthy housing market.

1 Fund shares are not guaranteed by the U.S. government.

As bond prices reflect price actions taken by the Fed, the fund's total returns were slightly higher than that of the overall Treasury market, as well as the average U.S. government bond fund. Individual share class total return performance for the 12-month reporting period, including income distributions, follows.1

	Total Return	Income Distributions	Net Asset Value Change
Class A Shares	0.10%	$0.52	$8.79 to $8.28 = (5.80%)
Class B Shares	(0.76%)	$0.45	$8.78 to $8.26 = (5.92%)
Class C Shares	(0.65%)	$0.45	$8.79 to $8.28 = (5.80%)
Class F Shares	0.10%	$0.52	$8.78 to $8.27 = (5.81%)

As stated in previous reports, there is no place to hide. Since the fund's holdings are selected to generate income, there is always risk to the principal value of the bonds.

Thank you for your continued participation in Federated Government Income Securities, Inc. If you have any questions or comments, please do not hesitate to write.

Very sincerely yours,

Richard B. Fisher

Richard B. Fisher
President
April 15, 2000

1 Performance quoted is based on net asset value, reflects past performance, and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price (i.e., less any applicable sales charge) for Class A, B, C, and F Shares were (4.36%), (5.93%), (1.59%) and (1.85%), respectively.

Kathy Foody-Malus

Vice President

Federated Investment Management Company

Investment Review

What are your comments on the fund's fiscal year, which was punctuated by an exceptionally strong U.S. economy and a steadily rising rate environment?

The U.S. economy has roared over the last 12 months. In fact, the U.S. is experiencing the longest period of continuous growth in its history. The expansion that began in March of 1991, has raised real gross domestic product by more than a third, propelled the federal budget into a surprising surplus, and given jobs to anyone willing to work. This record expansion shows few signs of flagging despite five interest rate hikes by the Fed and a U.S. stock market exhibiting flu-like symptoms. In addition, the Fed's policymakers continued to be quite vocal about the need to slow the astonishing strength of the growth in the U.S. economy to a slower pace. The number of future Fed interest rate increases is unknown, as the expansion heads into uncharted territory.

The impact to the U.S. Treasury market during this time proved to be painful for investors, as interest rates increased by over 1% during the reporting period. Concerns over rising commodity prices combined with a pickup in global growth offered reasons for investors to sell U.S. Treasuries. The other factor that investors have had to grapple with is the change in the shape of the yield curve. For example, the yield spread between the 2-year and 30-year Treasury moved from a positive slope of 44 basis points to a negative slope of 39 basis points as the fiscal year ended. This negative slope is known as an inverted yield curve, which occurs when the yields on shorter maturity securities are higher than yields on longer maturity securities. This change in yield curve shape was the result of a structural shift in the issuance of Treasury securities and the Fed's desire to slow growth, defend against inflation and temper the stock market's rise. All of these factors are bullish for investors in Treasury bonds.

In this rising rate environment, mortgage-backed securities have been outperforming other sectors of the fixed-income market. What has been the strategy for the fund from the perspective of its weighting in mortgage-backed securities versus Treasuries?

Throughout the reporting period, the fund has been overweighted in mortgage-backed securities issues. This overweight served investors in the fund well, as mortgages outperformed the Treasury market by 64 basis points on a total return basis. Over the course of the fiscal year, Treasury rates rose faster on shorter maturities versus those of longer maturities. These changes in the shape of the yield curve had a profound impact on the characteristics of the overall agency mortgage market. The most significant shift has been the overall mortgage market trading at a discount to par. When mortgages trade at a discount, larger than expected early principal return is a positive to the overall total return. This shift to discount mortgages was a positive due to the overall strength of the housing market.

Three factors have been key contributors to the strength of the housing market over the past two years. First is the strength of the economy and the creation of the "wealth effect." Second is the attractiveness of housing as an investment vehicle caused by escalating home prices, and third is the increased affordability of housing as mortgage rates sank to multi-year lows in 1998 and hovered in the low 7% range for the first part of 1999.

The fund's allocation to the U.S. Treasury market ranged between 20% and 30% of overall portfolio assets during the fiscal year. The allocation shift between Treasuries and mortgage securities was driven by overall market conditions and valuation levels between the two asset classes. The Treasury portion continues to be overweight the longer maturity sector. This overweight has proven to be beneficial as the buyback of Treasury debt has been focused on the longer maturity bonds. Thus far, the U.S. Treasury has bought two tranches of $1 billion each and is expected to buy back a total of $30 billion for the year. This suggests a dramatic net decrease in total Treasury bonds over the next two years, i.e., the Treasury will not issue bonds as the government does not need the financing. For example, since the announcement in mid-January 2000, yields in the 10- and 30-year maturity have fallen 35 to 60 basis points, respectively, while the yield on the two-year Treasury note rose by 10 basis points.

How was the fund's portfolio allocated at the end of the reporting period?

As of February 29, 2000, the portfolio composition was:

Name	Percentage of Net Assets
Federal Home Loan Mortgage Corporation (FHLMC)	36.2%
U.S. Treasury Obligations	30.8%
Federal National Mortgage Association (FNMA)	25.0%
Government National Mortgage Association (GNMA)	8.0%

How did Federated Government Income Securities, Inc. perform for shareholders in terms of total return and income for the fiscal year ended February 29, 2000?

Though slightly negative to flat, the fund's returns were generally better than the returns of the market overall and the average U.S. government mutual fund. For the 12-month reporting period ended February 29, 2000, investors in the fund's Class A Shares received a total net return of 0.10% based on net asset value. Investors in Class B, C and F Shares received total net returns of (0.76%), (0.65%), and 0.10%, respectively, based on net asset value.1

For the 12-month reporting period, in comparison, the Merrill Lynch 5-Year and 10-Year U.S. Treasury Note Indexes returned (0.25%) and (3.80%), respectively.2 The total return for the Lipper General U.S. Government Funds Average was (0.33%).3

In terms of income, the fund's Class A, B, C and F Shares paid 12 monthly dividends totaling $0.52, $0.45, $0.45, and $0.52 per share, respectively.

1 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns based on offering price for Class A, B, C, and F Shares were (4.36%), (5.93%), (1.59%), and (1.85%), respectively, for the 12-month reporting period.

2 Merrill Lynch 5-Year and 10-Year Treasury Note Indexes comprise the most recently issued 5-year and 10-year U.S. Treasury notes. Index returns are calculated as total returns for periods of 1, 3, 6 and 12 months as well as year-to-date. Indexes are unmanaged and investments cannot be made in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

Do you see any signs that could signal a change in the U.S. economy and interest rate environment for the rest of 2000, or could we remain on a course of economic growth and further actions by the Fed?

As discussed earlier, the U.S. economic expansion is now entering a record ninth year and shows no sign of ending anytime soon. Growth remains strong and inflation modest. Currently, there seems to be no shock on the horizon big enough to cause a recession. Inflation, however, is starting to show some early signs of rearing its head with oil prices being the primary concern. Crude oil soared to $30 a barrel, nearly tripling levels of a year ago. While oil eventually will seep into the core price index, petroleum does not play nearly as large a role in the U.S. economy as it did 25 years ago, when the first Organization of Petroleum Exporting Countries shock was felt. Growth, as measured by real inflation adjusted Gross Domestic Product (GDP), in the first quarter now appears to be between 4% and 5% due to rebounding computer activity and accelerated federal income tax refunds.

We believe that the economic expansion should begin to moderate as we move into the second and third quarters of this year. Some reasons to expect growth to slow later this year include: higher market interest rates, tighter monetary policy, the implicit "tax" on consumers from higher energy prices and a slower pace of wealth accumulation due to slower equity appreciation. We believe the combination of these factors should slow the economy moving forward, and thus investors should be looking at lower bond yields by year end.

Late in March, Gary Gensler, the Treasury Under Secretary for Domestic Finance, in testimony before the House Banking Subcommittee, proposed making several changes to the relationship between the U.S. government and the three housing Government Sponsored Entities (GSEs). What does this mean for the fixed income markets?

The mortgage market is currently dominated by two GSEs--Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA)--which were originally established under a U.S. government charter to increase the availability of mortgage credit for residential housing. Their primary mission is to develop and maintain an active market in conventional residential mortgages. They accomplish this by purchasing residential mortgages from individual financial institutional lenders, and then grouping these purchased mortgages into pools, and subsequently selling mortgage backed pass-through securities backed by such mortgages.

The initial reaction of the fixed income markets was negative, as investors tried to ascertain what this meant for the agencies and their issuance of securities. The changes suggested by the Treasury involve repealing the GSE's discretionary lines of credit with the U.S. government and requiring the agencies to be reviewed annually by one of the major rating services. The credit lines are now purely symbolic, established in 1957, when GSEs were merely a fraction of their current size. The severing of these ties would have little practical importance if a true crisis developed. GSEs are not rated in the same manner as other corporate bonds, although they received a "Aaa" rating assessment from Moody's Investor's Service. Any material change in the linkage between the U.S. government and the GSEs would cause the rating agencies to reassess their ratings, as is their usual practice.

The important point to remember is that the agencies would be impacted by the Treasury's recommendations only if they are enacted into law. Attempts in the early 1990s to limit the government's implicit guarantee to the GSEs failed. In addition, since it is believed that the GSEs help decrease the cost of housing across the nation, it would be difficult for Congress to argue for any bill that will increase the housing costs to a large number of their constituents. The opinion of many in the fixed income markets is that these proposals are a long way from becoming law.

Shareholder Meeting Results

A Special Meeting of Shareholders of Federated Government Income Securities, Inc. was held on November 30, 1999. On September 21, 1999, the record date for shareholders voting at the meeting, there were 156,747,965 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1

Election of Directors:1

	For	Withheld Authority To Vote
Nicholas P. Constantakis	84,690,135	2,358,098
John F. Cunningham	84,733,409	2,314,824
J. Christopher Donahue	84,658,163	2,390,070
Charles F. Mansfield, Jr.	84,717,210	2,331,023
John S. Walsh	84,650,067	2,398,166

1 The following Directors continued their terms as Directors: John F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D, Peter E. Madden, John E. Murray, Jr., and Marjorie P. Smuts.

AGENDA ITEM 2

To make changes to the fund's fundamental investment policies:

(a) To amend the fund's fundamental investment policy regarding borrowing money and issuing senior securities.

For	Against	Abstentions and Broker Non-Votes
60,979,747	4,314,208	21,754,278

(b) To amend the fund's fundamental investment policy regarding investments in real estate.

For	Against	Abstentions and Broker Non-Votes
61,189,710	4,279,860	21,578,663

(c) To amend the fund's fundamental investment policy regarding investments in commodities.

For	Against	Abstentions and Broker Non-Votes
59,931,385	5,316,094	21,800,754

(d) To amend the fund's fundamental investment policy regarding underwriting securities.

For	Against	Abstentions and Broker Non-Votes
61,434,782	3,968,835	21,644,616

(e) To amend the fund's fundamental investment policy regarding lending assets.

For	Against	Abstentions and Broker Non-Votes
60,560,591	4,711,464	21,776,178

(f) To amend, and to make non-fundamental, the fund's fundamental investment policy regarding buying securities on margin.

For	Against	Abstentions and Broker Non-Votes
59,432,455	5,808,393	21,807,385

(g) To amend, and to make non-fundamental, the fund's fundamental investment policy regarding pledging assets.

For	Against	Abstentions and Broker Non-Votes
59,671,220	5,400,248	21,976,765

(h) To amend, and to make non-fundamental, the fund's fundamental investment policy regarding investing in restricted securities.

For	Against	Abstentions and Broker Non-Votes
60,010,985	5,109,240	21,928,008

AGENDA ITEM 3

To eliminate the fund's fundamental investment policy regarding selling securities short.

For	Against	Abstentions and Broker Non-Votes
59,643,501	5,604,361	21,800,371

Two Ways You May Seek to Invest for Success:

RESULTS OF A $14,000 INVESTMENT

If you had made an initial investment of $14,000 in the Class F Shares of Federated Government Income Securities, Inc. on 4/4/86, reinvested your dividends and capital gains, and did not redeem any shares, your account would have been worth $34,784 on 2/29/2000. You would have earned a 6.76% average annual total return for the investment life span.1

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/2000, the Class A Shares' average annual 1-year and since inception (8/5/96) total returns were (3.41%) and 4.29%, respectively. The Class B Shares' average annual 1-year and since inception (8/5/96) total returns were (4.99%) and 4.11%, respectively. Class C Shares' average annual 1-year and since inception (8/5/96) total returns were (0.61%) and 4.87%, respectively. Class F Shares' average annual 1-year, 5-year and 10-year total returns were (0.87%), 6.07% and 6.59%, respectively.2

[Graphic Representation Omitted - See Appendix]

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1.00% sales charge for Class F Shares. A contingent deferred sales charge of 1.00% would be applied on any redemption of Class F Shares less than four years from the purchase date. Data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50%, contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% redemption fee within four years of purchase.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 13 years (reinvesting all dividends and capital gains) grew to $22,575.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class F Shares of Federated Government Income Securities, Inc. on 4/4/86, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $14,000 but your account would have reached a total value of $22,5751 by 2/29/2000. You would have earned an average annual total return of 6.29%.

A practical investment plan helps you pursue long-term performance from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic Representation Omitted - See Appendix]

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor--Investing for Current Income

Fourteen years ago, in April 1986, Anne and Denny Laughlin, an imaginary working couple with no children, had to decide how to invest a $100,000 inheritance from her late father's estate. They chose the Class F Shares of Federated Government Income Securities, Inc., because the fund invests in government securities which traditionally are some of the safest, most credit-worthy securities issued in America.1

They like the way they can use their account for an occasional extravagance--like the $55,000 Jaguar they bought to celebrate their anniversary--without touching their original principal.

The Laughlins' account totaled $248,460 as of 2/29/2000 for average annual total return of 6.76%.2

[Graphic Representation Omitted - See Appendix]

1 Fund shares are not guaranteed.

2 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance is no guarantee of future results.

Federated Government Income Securities, Inc.--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated Government Income Securities, Inc. (Class A Shares) (the "Fund") from August 5, 1996 (start of performance) to February 29, 2000, compared to the Merrill Lynch 5 Year Treasury Index (ML5YRT),2 the Lehman Brothers Mortgage-Backed Securities Index (LBMBSI),2 a blended index comprised of 60% Lehman Brothers Mortgage-Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGSI),2 and the Lipper General U.S. Government Funds Average (LGUSGFA).2

Average Annual Total Returns[3] for the Period Ended February 29, 2000
1 Year	(4.36%)
Start of Performance (8/5/96)	3.94%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The fund's performance assumes the reinvestment of all dividends and distributions. The ML5YRT, LBMBSI, LBMBGSI, and the LGUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The ML5YRT, LBMBSI and the LBMBGSI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the fund's performance. The indexes are unmanaged. The LGUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges.

Federated Government Income Securities, Inc.--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated Government Income Securities, Inc. (Class B Shares) (the "Fund") from August 5, 1996 (start of performance) to February 29, 2000, compared to the Merrill Lynch 5 Year Treasury Index (ML5YRT),2 the Lehman Brothers Mortgage-Backed Securities Index (LBMBSI),2 a blended index comprised of 60% Lehman Brothers Mortgage-Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGSI),2 and the Lipper General U.S. Government Funds Average (LGUSGFA).2

Average Annual Total Returns[3] for the Period Ended February 29, 2000
1 Year	(5.93%)
Start of Performance (8/5/96)	3.76%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the fund. The ending value of the fund reflects a 3.00% contingent deferred sales charge on any redemptions less than four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The ML5YRT, LBMBSI, LBMBGSI, and the LGUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The ML5YRT, LBMBSI and the LBMBGSI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the fund's performance. The indexes are unmanaged. The LGUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and are not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated Government Income Securities, Inc.--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated Government Income Securities, Inc. (Class C Shares) (the "Fund") from August 5, 1996 (start of performance) to February 29, 2000, compared to the Merrill Lynch 5 Year Treasury Index (ML5YRT),2 the Lehman Brothers Mortgage-Backed Securities Index (LBMBSI),2 a blended index comprised of 60% Lehman Brothers Mortgage-Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGSI),2 and the Lipper General U.S. Government Funds Average (LGUSGFA).2

Average Annual Total Returns[3] for the Period Ended February 29, 2000
1 Year	(1.59%)
Start of Performance (8/5/96)	4.54%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The ML5YRT, LBMBSI, LBMBGSI, and the LGUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The ML5YRT, LBMBSI and the LBMBGSI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the fund's performance. The indexes are unmanaged. The LGUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and are not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Federated Government Income Securities, Inc.--Class F Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated Government Income Securities, Inc. (Class F Shares) (the "Fund") from February 28, 1990 to February 29, 2000, compared to the Merrill Lynch 5 Year Treasury Index (ML5YRT),2 the Lehman Brothers Mortgage-Backed Securities Index (LBMBSI),2 a blended index comprised of 60% Lehman Brothers Mortgage-Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGSI),2 and the Lipper General U.S. Government Funds Average (LGUSGFA).2

Average Annual Total Returns[3] for the Period Ended February 29, 2000
1 Year	(1.85%)
5 Years	5.80%
10 Years	6.43%
Start of Performance (4/4/86)	6.76%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A contingent deferred sales charge of 1.00% would be applied on any redemption less than four years from the purchase date. The fund's performance assumes the reinvestment of all dividends and distributions. The ML5YRT, LBMBSI, LBMBGSI, and the LGUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The ML5YRT, LBMBSI and the LBMBGSI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the fund's performance. The indexes are unmanaged. The LGUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the category indicated, and are not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

FEBRUARY 29, 2000

Principal Amount			Value
		LONG-TERM OBLIGATIONS--100.0%
		Federal Home Loan Mortgage Corp.--30.0%
$6,557,460		9.500%, 8/1/2016	$6,801,332
118,734,809		9.000%, 6/1/2029 - 1/1/2030	122,742,108
21,279,330		8.500%, 1/1/2030	21,778,117
6,025,862		7.500%, 1/1/2027	5,926,074
147,004,913		6.500%, 9/1/2028 - 4/1/2029	137,633,349
50,711,544		6.000%, 5/1/2029 - 6/1/2029	46,054,473

		TOTAL	340,935,453

		Federal Home Loan Mortgage Corp. REMIC--6.2%
10,000,000		Series 1347-I, 8.000%, 8/15/2022	10,191,500
20,200,000		Series 2198-PA, 6.750%, 8/15/2016	19,979,618
23,991,000		Series 2024-E, 6.000%, 1/15/2028	20,331,893
20,000,000		Series 2161-PG, 6.000%, 4/15/2028	17,793,800
3,579,394		Series 197-PO, (Principal Only), 4/1/2028	2,093,946

		TOTAL	70,390,757

		Federal National Mortgage Association--19.1%
4,721,661		9.000%, 10/1/2029	4,881,017
45,759,660	[1]	7.500%, 7/1/2028 - 4/1/2030	44,509,880
77,840,988		7.000%, 9/1/2029 - 1/1/2030	74,588,274
99,690,566		6.500%, 9/1/2028 - 12/1/2029	93,223,082

		TOTAL	217,202,253

		Federal National Mortgage Association, REMIC--5.9%
10,169,151		Series 1999-41-S, 7.219%, (Inverse Floater), 8/25/2014	8,135,320
24,877,905		Series 1999-55-MP, 6.000%, 7/25/2026	21,920,419
20,800,000		Series 1999-32-PK, 6.000%, 2/25/2028	18,644,704
27,295,419		Series 284-1, (Principal Only), 7/1/2027	18,108,873

		TOTAL	66,809,316

		Government National Mortgage Association--7.5%
706,394		13.000%, 1/15/2011 - 11/15/2014	799,278
2,849,929		12.500%, 4/15/2010 - 7/15/2015	3,193,957
9,590,960		12.000%, 5/15/2011 - 1/15/2016	10,710,659
3,477,364		11.000%, 12/15/2009 - 10/15/2019	3,812,502
Principal Amount			Value
		LONG-TERM OBLIGATIONS--continued
		Government National Mortgage Association--continued
$3,236,513		10.500%, 3/15/2016	$3,521,714
146,736		9.000%, 2/15/2009	151,459
753,574		8.000%, 6/15/2017	764,644
40,344,801		7.500%, 9/15/2025 -- 4/1/2030	39,578,838
23,000,000	[1]	7.000%, 4/1/2030	22,022,500
157,253		6.000%, 5/15/2024 - 6/15/2029	240,920

		TOTAL	84,796,471

		Government National Mortgage Association, REMIC--0.5%
16,694,831		Series 1997-13-PI, 8.000%, (Interest Only), 9/16/2027	5,759,717

		United States Treasury Securities--30.8%
40,800,000		9.000%, 11/15/2018	51,828,648
78,525,000		8.125%, 8/15/2019 - 5/15/2021	93,505,432
212,000,000		6.000%, 8/15/2004 - 8/15/2009	204,741,720

		TOTAL	350,075,800

		TOTAL LONG-TERM OBLIGATIONS (IDENTIFIED COST $1,179,883,181)	1,135,969,767

		REPURCHASE AGREEMENTS--4.3%[2]
28,475,000		ABN AMRO, Inc., 5.860%, dated 2/29/2000, due 3/1/2000	28,475,000
20,000,000	[3,4]	Goldman Sachs Group, Inc., 5.750%, dated 2/29/2000, due 3/13/2000	20,000,000

		TOTAL REPURCHASE AGREEMENTS (IDENTIFIED COST $48,475,000)	48,475,000

		TOTAL INVESTMENTS (IDENTIFIED COST $1,228,358,181)[5]	$1,184,444,767

1 All or a portion of this security is subject to a future dollar roll transaction.

2 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

3 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days if the credit worthiness of the issuer is downgraded.

4 Security held as collateral for future dollar roll transactions.

5 The cost of investments for federal tax purposes amounts to $1,228,495,024. The net unrealized depreciation of investments on a federal tax basis amounts to $44,050,257 which is comprised of $631,710 appreciation and $44,681,967 depreciation at February 29, 2000.

Note: The categories of investments are shown as a percentage of net assets ($1,136,127,515) at February 29, 2000.

The following acronym is used throughout this portfolio:

REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

FEBRUARY 29, 2000

Assets:
Total investments in securities, at value (identified cost $1,228,358,181 and tax cost $1,228,495,024)		$1,184,444,767
Cash		909
Income receivable		7,746,548
Receivable for investments sold		56,272,303
Receivable for shares sold		527,422

TOTAL ASSETS		1,248,991,949

Liabilities:
Payable for investments purchased	$77,915,248
Payable for shares redeemed	3,937,726
Income distribution payable	2,589,067
Payable for dollar roll transactions	27,658,642
Accrued expenses	763,751

TOTAL LIABILITIES		112,864,434

Net assets for 137,433,350 shares outstanding		$1,136,127,515

Net Assets Consist of:
Paid-in capital		$1,521,062,293
Net unrealized depreciation of investments		(43,913,414)
Accumulated net realized loss on investments		(341,021,364)

TOTAL NET ASSETS		$1,136,127,515

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($106,327,581 ÷ 12,845,610 shares outstanding)		$8.28

Offering Price Per Share (100/95.50 of $8.28)[1]		$8.67

Redemption Proceeds Per Share		$8.28

Class B Shares:
Net Asset Value Per Share ($58,642,786 ÷ 7,100,337 shares outstanding)		$8.26

Offering Price Per Share		$8.26

Redemption Proceeds Per Share (94.50/100 of $8.26)[1]		$7.81

Class C Shares:
Net Asset Value Per Share ($15,412,686 ÷ 1,862,288 shares outstanding)		$8.28

Offering Price Per Share		$8.28

Redemption Proceeds Per Share (99.00/100 of $8.28)[1]		$8.20

Class F Shares:
Net Asset Value Per Share ($955,744,462 ÷ 115,625,115 shares outstanding)		$8.27

Offering Price Per Share (100/99.00 of $8.27)[1]		$8.35

Redemption Proceeds Per Share (99.00/100 of $8.27)[1]		$8.19

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements.

Statement of Operations

YEAR ENDED FEBRUARY 29, 2000

Investment Income:
Interest (net of dollar roll expense of $4,094,003)			$90,690,984

Expenses:
Investment adviser fee		$10,045,007
Administrative personnel and services fee		1,009,572
Custodian fees		126,522
Transfer and dividend disbursing agent fees and expenses		1,499,709
Directors'/Trustees' fees		20,754
Auditing fees		21,887
Legal fees		12,694
Portfolio accounting fees		179,883
Distribution services fee--Class A Shares		433,779
Distribution services fee--Class B Shares		456,062
Distribution services fee--Class C Shares		128,868
Shareholder services fee--Class A Shares		433,779
Shareholder services fee--Class B Shares		152,021
Shareholder services fee--Class C Shares		42,956
Shareholder services fee--Class F Shares		2,719,583
Share registration costs		46,817
Printing and postage		257,192
Insurance premiums		4,991
Taxes		100,084
Miscellaneous		24,830

TOTAL EXPENSES		17,716,990

Waivers:
Waiver of investment adviser fee	$(3,513,915)
Waiver of distribution services fee--Class A Shares	(433,779)
Waiver of shareholder services fee--Class F Shares	(21,757)

TOTAL WAIVERS		(3,969,451)

Net expenses			13,747,539

Net investment income			76,943,445

Realized and Unrealized Loss on Investments:
Net realized loss on investments			(48,488,279)
Net change in unrealized depreciation of investments			(29,035,409)

Net realized and unrealized loss on investments			(77,523,688)

Change in net assets resulting from operations			$(580,243)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended February 29 or 28	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$76,943,445	$89,924,383
Net realized gain (loss) on investments ($(26,416,036) and $21,822,092, respectively, as computed for federal tax purposes)	(48,488,279)	22,482,080
Net change in unrealized depreciation	(29,035,409)	(31,614,379)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(580,243)	80,792,084

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(10,258,327)	(10,042,618)
Class B Shares	(3,276,697)	(1,386,425)
Class C Shares	(911,804)	(462,569)
Class F Shares	(65,368,524)	(77,291,063)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(79,815,352)	(89,182,675)

Share Transactions:
Proceeds from sale of shares	158,095,562	217,946,689
Net asset value of shares issued to shareholders in payment of distributions declared	45,409,053	49,379,711
Cost of shares redeemed	(454,586,638)	(372,130,856)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(251,082,023)	(104,804,456)

Change in net assets	(331,477,618)	(113,195,047)

Net Assets:
Beginning of period	1,467,605,133	1,580,800,180

End of period (including undistributed net investment income of $0 and $2,871,907, respectively)	$1,136,127,515	$1,467,605,133

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended February 29 or 28	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$ 8.79	$ 8.84	$ 8.59	$ 8.63
Income From Investment Operations:
Net investment income	0.50	0.53 [2]	0.62 [2]	0.30
Net realized and unrealized gain (loss) on investments	(0.49)	(0.04)	0.22	(0.02)

TOTAL FROM INVESTMENT OPERATIONS	0.01	0.49	0.84	0.28

Less Distributions:
Distributions from net investment income	(0.52)	(0.54)	(0.59)	(0.32)

Net Asset Value, End of Period	$ 8.28	$ 8.79	$ 8.84	$ 8.59

Total Return[3]	0.10%	5.58%	10.10%	3.34%

Ratios to Average Net Assets:

Expenses	0.98%	0.98%	0.96%	1.03%[4]

Net investment income	5.79%	5.99%	7.13%	6.45%[4]

Expense waiver[5]	0.51%	0.46%	0.49%	0.50%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$106,328	$182,597	$138,554	$289

Portfolio turnover	152%	209%	264%	97%

1 Reflects operations for the period from August 5, 1996 (date of initial public investment) to February 28, 1997.

2 Per Share information presented is based upon the average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended February 29 or 28	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$ 8.78	$ 8.84	$ 8.59	$ 8.63
Income From Investment Operations:
Net investment income	0.43	0.46 [2]	0.58	0.28
Net realized and unrealized gain (loss) on investments	(0.50)	(0.05)	0.20	(0.02)

TOTAL FROM INVESTMENT OPERATIONS	(0.07)	0.41	0.78	0.26

Less Distributions:
Distributions from net investment income	(0.45)	(0.47)	(0.53)	(0.30)

Net Asset Value, End of Period	$ 8.26	$ 8.78	$ 8.84	$ 8.59

Total Return[3]	(0.76%)	4.65%	9.34%	3.00%

Ratios to Average Net Assets:

Expenses	1.73%	1.73%	1.71%	1.71%[4]

Net investment income	5.04%	5.36%	6.51%	5.80%[4]

Expense waiver[5]	0.26%	0.21%	0.24%	0.26%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$58,643	$48,304	$10,819	$2,421

Portfolio turnover	152%	209%	264%	97%

1 Reflects operations for the period from August 5, 1996 (date of initial public investment) to February 28, 1997.

2 Per Share information presented is based upon the average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended February 29 or 28	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$ 8.79	$ 8.84	$ 8.59	$ 8.63
Income From Investment Operations:
Net investment income	0.43	0.48 [2]	0.55	0.27
Net realized and unrealized gain (loss) on investments	(0.49)	(0.06)	0.23	(0.01)

TOTAL FROM INVESTMENT OPERATIONS	(0.06)	0.42	0.78	0.26

Less Distributions:
Distributions from net investment income	(0.45)	(0.47)	(0.53)	(0.30)

Net Asset Value, End of Period	$ 8.28	$ 8.79	$ 8.84	$ 8.59

Total Return[3]	(0.65%)	4.76%	9.29%	3.02%

Ratios to Average Net Assets:

Expenses	1.73%	1.73%	1.71%	1.71%[4]

Net investment income	5.04%	5.38%	6.21%	5.65%[4]

Expense waiver[5]	0.26%	0.21%	0.24%	0.26%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$15,413	$15,682	$2,836	$1,343

Portfolio turnover	152%	209%	264%	97%

1 Reflects operations for the period from August 5, 1996 (date of initial public investment) to February 28, 1997.

2 Per Share information presented is based upon the average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class F Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended February 29 or 28	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$ 8.78	$ 8.83	$ 8.59	$ 8.75	$ 8.55
Income From Investment Operations:
Net investment income	0.50	0.53 [1]	0.61	0.55	0.62
Net realized and unrealized gain (loss) on investments	(0.49)	(0.05)	0.24	(0.15)	0.20

TOTAL FROM INVESTMENT OPERATIONS	0.01	0.48	0.85	0.40	0.82

Less Distributions:
Distributions from net investment income	(0.52)	(0.53)	(0.61)	(0.56)	(0.62)

Net Asset Value, End of Period	$ 8.27	$ 8.78	$ 8.83	$ 8.59	$ 8.75

Total Return[2]	0.10%	5.49%	10.19%	4.81%	9.87%

Ratios to Average Net Assets:

Expenses	0.98%	0.98%	0.96%	0.96%	0.96%

Net investment income	5.79%	5.95%	6.87%	6.42%	6.96%

Expense waiver[3]	0.26%	0.21%	0.24%	0.26%	0.25%

Supplemental Data:

Net assets, end of period (000 omitted)	$955,744	$1,221,022	$1,428,591	$1,773,905	$2,264,374

Portfolio turnover	152%	209%	264%	97%	161%

1 Per Share information presented is based upon the average number of shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

FEBRUARY 29, 2000

ORGANIZATION

Federated Government Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The Fund's objective is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At February 29, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $318,626,711, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2002	$ 59,627,977

2003	192,317,284

2004	16,981,637

2005	23,283,777

2008	26,416,036

Additionally, net capital losses of $22,257,810 attributable to security transactions after October 31, 1999, are treated as arising on March 1, 2000, the first day of the Fund's taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of couterparties to perform under the contract.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At February 29, 2000, par value shares ($0.001 per share) authorized were as follows:

Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	500,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
Class F Shares	500,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

Year Ended February 29 or 28	2000		1999
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	10,636,664	$89,234,622	13,380,685	$121,312,072
Shares issued to shareholders in payment of distributions declared	1,042,999	8,850,614	968,378	8,642,719
Shares redeemed	(19,614,492)	(165,552,073)	(9,234,999)	(82,910,600)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(7,934,829)	$(67,466,837)	5,114,064	$47,044,191

Year Ended February 29 or 28	2000		1999
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	4,479,624	$38,506,761	5,160,248	$46,198,415
Shares issued to shareholders in payment of distributions declared	254,106	2,146,164	96,415	859,149
Shares redeemed	(3,136,889)	(26,532,401)	(976,960)	(8,731,605)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	1,596,841	$14,120,524	4,279,703	$38,325,959

Year Ended February 29 or 28	2000		1999
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,595,950	$13,714,857	2,208,237	$19,790,392
Shares issued to shareholders in payment of distributions declared	70,280	595,033	28,812	257,083
Shares redeemed	(1,587,301)	(13,478,233)	(774,462)	(6,929,369)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	78,929	$831,657	1,462,587	$13,118,106

Year Ended February 29 or 28	2000		1999
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	1,939,477	$16,639,322	3,427,530	$30,645,810
Shares issued to shareholders in payment of distributions declared	3,993,006	33,817,242	4,449,449	39,620,760
Shares redeemed	(29,328,953)	(249,023,931)	(30,717,933)	(273,559,282)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(23,396,470)	$(198,567,367)	(22,840,954)	$(203,292,712)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(29,655,529)	$(251,082,023)	(11,984,600)	$(104,804,456)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser") receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets or the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the fiscal year ended February 29, 2000, were as follows:

Purchases	$2,132,711,521

Sales	$2,414,601,216

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
FEDERATED GOVERNMENT INCOME SECURITIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Government Income Securities, Inc. (the "Fund") as of February 29, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended February 29, 2000 and February 28, 1999 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at February 29, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Government Income Securities, Inc. as of February 29, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
April 14, 2000

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

WILLIAM D. DAWSON III

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

ANNUAL REPORT

AS OF FEBRUARY 29, 2000

Federated Government Income Securities, Inc.

Established 1986

14TH ANNUAL REPORT

Federated
Federated Government Income Securities, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313912206
Cusip 313912305
Cusip 313912404
Cusip 313912107

G001109-01 (4/00)